UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): February 29, 2012

DEALERTRACK HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-51653	52-2336218
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1111 Marcus Ave., Suite M04, Lake Success, NY		11042
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code: (516) 734-3600

Not Applicable
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

Item 1.01.	Entry into a Material Definitive Agreement	2
Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant	5
Item 3.02.	Unregistered Sales of Equity Securities	5
Item 9.01.	Financial Statements and Exhibits	5

EXHIBIT INDEX

EX-4.1: Indenture related to the 1.50% Senior Convertible Notes due 2017, dated as of March 5, 2012, among DealerTrack Holdings, Inc., DealerTrack, Inc. and Wells Fargo Bank, National Association, as Trustee.

EX-4.2: Form of 1.50% Senior Convertible Note due 2017 (included in Exhibit 4.1).

EX-10.1: Confirmation regarding convertible bond hedge transactions dated as of February 29, 2012, between DealerTrack Holdings, Inc. and Barclays Bank PLC.

EX-10.2: Confirmation regarding convertible bond hedge transactions dated as of February 29, 2012, between DealerTrack Holdings, Inc. and JPMorgan Chase Bank, National Association.

EX-10.3: Confirmation regarding convertible bond hedge transactions dated as of February 29, 2012, between DealerTrack Holdings, Inc. and Wells Fargo Bank, National Association.

EX-10.4: Confirmation regarding warrant transactions dated as of February 29, 2012, between DealerTrack Holdings, Inc. and Barclays Bank PLC.

EX-10.5: Confirmation regarding warrant transactions dated as of February 29, 2012, between DealerTrack Holdings, Inc. and JPMorgan Chase Bank, National Association.

EX-10.6: Confirmation regarding warrant transactions dated as of February 29, 2012, between DealerTrack Holdings, Inc. and Wells Fargo Bank, National Association.

Item 1.01.  Entry into a Material Definitive Agreement.

Purchase Agreement

Incorporated by reference herein is the information set forth in Item 1.01 of the Company’s Form 8-K filed on February 29, 2012 relating to the purchase agreement (the “Purchase Agreement”) among DealerTrack Holdings, Inc. (the “Company”) and the initial purchasers named therein (the “Initial Purchasers”), for whom Barclays Capital Inc., J.P. Morgan Securities LLC and Wells Fargo Securities, LLC acted as representatives, pursuant to which the Company agreed to issue and sell $175 million aggregate principal amount and, at the option of the Initial Purchasers, up to an additional $25 million aggregate principal amount (such option, the “Additional Notes Option”), of its 1.50% Senior Convertible Notes due 2017 (the “Notes”) to the Initial Purchasers for resale to certain qualified institutional buyers in compliance with Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”).

2

Indenture and the Notes

On March 5, 2012, the Company and DealerTrack, Inc., a wholly owned subsidiary of the Company (the “Guarantor”), in connection with the offering of the Notes, entered into an indenture (the “Indenture”) with Wells Fargo Bank, National Association, as trustee.  The Indenture governs the terms of the Notes. The Notes bear interest at a rate of 1.50% per annum, payable semi-annually in cash in arrears, on March 15 and September 15 of each year, commencing on September 15, 2012.  The Notes mature on March 15, 2017, unless earlier repurchased by the Company or converted, as described below.  The Notes are general unsecured and unsubordinated obligations of the Company and rank equal in right of payment with all of the Company’s existing and future unsecured and unsubordinated obligations. The Guarantor will guarantee the Company’s obligations under the Notes on a senior unsecured basis.

Under the circumstances described below, each $1,000 principal amount of the Notes will be convertible, into cash, shares of common stock, par value $0.01 per share of the Company (the “Common Stock”), or a combination of cash and shares of Common Stock, at the Company’s election, at an initial conversion rate of 26.7618 shares of Common Stock per $1,000 in principal amount of the Notes (which is equivalent to an initial conversion price of approximately $37.37 per share), subject to certain adjustments as set forth in the Indenture.  Holders who convert their Notes in connection with a Make-Whole Fundamental Change, as defined in the Indenture, may be entitled to a make-whole premium in the form of an increase in the conversion rate.

The Notes are convertible under any of the following circumstances: (1) prior to October 15, 2016, on any date during any calendar quarter beginning after June 30, 2012 (and only during such calendar quarter) if the closing sale price of the Common Stock was more than 130% of the then current conversion price for at least 20 trading days in the period of the 30 consecutive trading days ending on the last trading day of the previous calendar quarter; (2) prior to October 15, 2016, if the Company distributes to all or substantially all holders of the Common Stock rights, options or warrants entitling them to purchase, for a period of 45 calendar days or less from the declaration date for such distribution, shares of the Common Stock at a price per share less than the average closing sale price of the Common Stock for the ten consecutive trading days immediately preceding, but excluding, the declaration date for such distribution; (3) prior to October 15, 2016, if the Company distributes to all or substantially all holders of the Common Stock, cash, other assets, securities or rights to purchase the Company’s securities (other than upon implementation of a rights plan), which distribution has a per share value exceeding 10% of the closing sale price of the Common Stock on the trading day immediately preceding the declaration date for such distribution, or if the Company engages in certain corporate transactions; (4) prior to October 15, 2016, during the five consecutive business-day period following any ten consecutive trading-day period in which the trading price per $1,000 principal amount of Notes for each trading day during such ten trading-day period was less than 98% of the closing sale price of the Common Stock for each trading day during such ten trading-day period multiplied by the then current conversion rate; or (5) on or after October 15, 2016, and on or prior to the second scheduled trading day immediately preceding the maturity date, without regard to the foregoing conditions.

Upon a Fundamental Change, as defined in the Indenture, prior to maturity, holders may require the Company to repurchase all or a portion of their Notes at a purchase price equal to 100% of the principal amount of the Notes to be repurchased, plus any accrued and unpaid interest, if any, thereon to, but excluding, the Fundamental Change Repurchase Date, as defined in the Indenture.  The Notes are not redeemable at the Company’s option prior to maturity.

The Indenture contains customary terms and covenants, including that upon certain events of default occurring and continuing, either the trustee, or the holders of at least 25% in aggregate principal amount of the Notes then outstanding may declare the entire principal amount of all the outstanding Notes, and the interest accrued and unpaid on such Notes, if any, to be immediately due and payable.  In the case of an event of default relating to certain events of bankruptcy, insolvency or reorganization of the Company or a significant subsidiary, the principal amount of the outstanding Notes together with any accrued and unpaid interest thereon will automatically become and be immediately due and payable.

The foregoing description of the Indenture and the Notes does not purport to be complete and is qualified in its entirety by reference to the Indenture and Form of Note, which are filed as Exhibits 4.1 and 4.2, respectively, and are incorporated herein by reference.

3

Convertible Note Hedge Transactions

In connection with the offering of the Notes, the Company entered into convertible note hedge transactions with respect to its Common Stock (the “Purchased Options”) on February 28, 2012 with certain of the Initial Purchasers or their affiliates (the “Counterparties”), as described in Item 1.01 of the Company’s Form 8-K filed on February 29, 2012, which description is incorporated herein by reference.

On February 29, 2012, in connection with the exercise by the Initial Purchasers of the Additional Notes Option, the Company entered into additional convertible note hedge transactions with respect to its Common Stock (the “Additional Purchased Options”) with the Counterparties. The Company used $1.8 million of the net proceeds of the offering to pay the cost of the Additional Purchased Options (after such cost was partially offset by the proceeds from the sale of the warrant transactions described below). The Additional Purchased Options cover, subject to anti-dilution adjustments substantially similar to the Notes, approximately 669,056 shares of Common Stock at a strike price that corresponds to the initial conversion price of the Notes, also subject to certain customary adjustments, and are exercisable at each conversion date of the Notes. The Additional Purchased Options will expire upon the earlier of (1) the last day the Notes remain outstanding or (2) the maturity date of the Notes.

The Additional Purchased Options are expected to reduce the potential equity dilution, and/or offset cash payments due, upon conversion of the Notes in the event that the volume weighted average price of the Common Stock on each trading day of the relevant conversion period or other relevant valuation period is greater than the strike price of the Additional Purchased Options, which initially corresponds to the conversion price of the Notes and is subject, with certain exceptions, to the anti-dilution adjustments applicable to the conversion price of the Notes.

The Additional Purchased Options are separate transactions, entered into by the Company and the Counterparties, and are not part of the terms of the Notes.  Holders of the Notes will not have any rights with respect to the Additional Purchased Options.

The foregoing description of the Additional Purchased Options does not purport to be complete and is qualified in its entirety by reference to confirmations relating to the Additional Purchased Options, which are filed as Exhibits 10.1, 10.2 and 10.3 and are incorporated herein by reference.

Warrant Transactions

In connection with the offering of the Notes, the Company also entered into issuer warrant transactions with the Counterparties on February 28, 2012 whereby the Company sold to such Counterparties warrants (the “Base Warrants”) to acquire, subject to customary anti-dilution adjustments, up to approximately 4.68 million shares of Common Stock at a strike price of $46.1835 per share of Common Stock, subject to customary adjustments, as described in Item 1.01 of the Company’s Form 8-K filed on February 29, 2012, which description is incorporated herein by reference.

On February 29, 2012, in connection with the exercise by the Initial Purchasers of the Additional Notes Option, the Company entered into additional issuer warrant transactions with the Counterparties whereby the Company sold to such Counterparties warrants (the “Additional Warrants” and, together with the Base Warrants, the “Warrants”) to acquire, subject to customary anti-dilution adjustments, up to approximately 669,056 shares of Common Stock at a strike price of $46.1835 per share of Common Stock, also subject to customary adjustments.

If on the expiration dates of the Additional Warrants, the volume weighted average price per share of the Common Stock, as measured under the Additional Warrants, exceeds the strike price of the Additional Warrants, the Additional Warrants will have a dilutive effect on the Company’s earnings per share.

The Additional Warrants are separate transactions, entered into by the Company and the Counterparties, and are not part of the terms of the Notes or the Additional Purchased Options. Holders of the Notes will not have any rights with respect to the Additional Warrants.

The foregoing description of the Additional Warrants does not purport to be complete and is qualified in its entirety by reference to confirmations relating to the Additional Warrants, which are filed as Exhibits 10.4, 10.5 and 10.6 and are incorporated herein by reference.

4

The confirmations relating to the Additional Purchased Options and the Additional Warrants (collectively, the “Transaction Documents”) have been included to provide investors and security holders with information regarding the terms of the transactions. The Transaction Documents are not intended to provide any other factual information about the Company. The Transaction Documents contain representations and warranties the parties thereto made to, and solely for the benefit of, each other. Accordingly, investors and security holders should not rely on the representations and warranties as characterizations of the actual state of facts, since they were only made as of the date of the Transaction Documents and information concerning the subject matter of the representations and warranties may change after the date of the Transaction Documents, which subsequent information may or may not be fully reflected in the Company’s public disclosures. In addition, please note that certain representations and warranties may have been used for the purpose of allocating risk between the parties rather than establishing matters as facts and may be subject to a contractual standard of materiality different from that generally applicable to investors and security holders.

Item 2.03.  Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information in Item 1.01 above is incorporated herein by reference.

Item 3.02.  Unregistered Sales of Equity Securities.

On March 5, 2012, the Company issued $200 million aggregate principal amount of the Notes, including $25 million aggregate principal amount of the Notes pursuant to the exercise in full by the Initial Purchasers of the Additional Notes Option. The Initial Purchasers received an aggregate discount of $6 million.  The offer and sale of the Notes to the Initial Purchasers was not registered under the Securities Act in reliance upon the exemption from registration under Section 4(2) of the Securities Act as such transaction did not involve a public offering of securities.  The Initial Purchasers then offered for resale the Notes to qualified institutional buyers pursuant to the exemption from registration provided by Rule 144A under the Securities Act.  The Company relied on these exemptions from registration based in part on representations made by the Initial Purchasers.  Based on the initial conversion rate of the Notes of 26.7618 shares of Common Stock per $1,000 principal amount of the Notes, the maximum number of shares of Common Stock issuable upon conversion of the Notes is approximately 5.35 million (or 7.15 million including shares of Common Stock issuable upon conversion in connection with a Make-Whole Fundamental Change, as defined in the Indenture), subject to customary anti-dilution adjustments. Upon conversion, for each $1,000 principal amount of the Notes, a holder will receive cash, shares of Common Stock, or a combination of cash and shares of Common Stock, at the Company’s election.

In connection with the offering of the Notes, the Company offered and sold the Warrants to the Counterparties in reliance on the exemption from registration provided by Section 4(2) of the Securities Act.  The Company relied on this exemption from registration based in part on representations made by the Counterparties to the Company.  The Warrants are exercisable for up to approximately 5.35 million shares of Common Stock.

Additional information is provided in Item 1.01 above and is incorporated herein by reference.

This announcement is not an offer to sell or a solicitation of an offer to buy either the Notes, the Warrants or the Common Stock issuable upon conversion of the Notes or upon exercise of the Warrants, nor shall there be any sale of such securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.  None of the Notes, the Warrants or the shares of Common Stock issuable upon conversion of the Notes or upon exercise of the Warrants have been registered under the Securities Act or any state securities laws, and the foregoing may not be offered or sold in the United States absent registration or availability of an applicable exemption from registration under the Securities Act or any applicable state securities laws.

Item 9.01 Financial Statements and Exhibits.

(d)  Exhibits.

5

Exhibit No.	Description

4.1	Indenture related to the 1.50% Senior Convertible Notes due 2017, dated as of March 5, 2012, among DealerTrack Holdings, Inc., DealerTrack, Inc. and Wells Fargo Bank, National Association, as Trustee.

4.2	Form of 1.50% Senior Convertible Note due 2017 (included in Exhibit 4.1).

10.1	Confirmation regarding convertible bond hedge transactions dated as of February 29, 2012, between DealerTrack Holdings, Inc. and Barclays Bank PLC.

10.2	Confirmation regarding convertible bond hedge transactions dated as of February 29, 2012, between DealerTrack Holdings, Inc. and JPMorgan Chase Bank, National Association.

10.3	Confirmation regarding convertible bond hedge transactions dated as of February 29, 2012, between DealerTrack Holdings, Inc. and Wells Fargo Bank, National Association.

10.4	Confirmation regarding warrant transactions dated as of February 29, 2012, between DealerTrack Holdings, Inc. and Barclays Bank PLC.

10.5	Confirmation regarding warrant transactions dated as of February 29, 2012, between DealerTrack Holdings, Inc. and JPMorgan Chase Bank, National Association.

10.6	Confirmation regarding warrant transactions dated as of February 29, 2012, between DealerTrack Holdings, Inc. and Wells Fargo Bank, National Association.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 5, 2012

DealerTrack Holdings, Inc.

By: /s/ Eric D. Jacobs
Eric D. Jacobs
Senior Vice President, Chief Financial and Administrative Officer

6

EXHIBIT INDEX

Exhibit No.	Description

4.1	Indenture related to the 1.50% Senior Convertible Notes due 2017, dated as of March 5, 2012, among DealerTrack Holdings, Inc., DealerTrack, Inc. and Wells Fargo Bank, National Association, as Trustee.

4.2	Form of 1.50% Senior Convertible Note due 2017 (included in Exhibit 4.1).

10.1	Confirmation regarding convertible bond hedge transactions dated as of February 29, 2012, between DealerTrack Holdings, Inc. and Barclays Bank PLC.

10.2	Confirmation regarding convertible bond hedge transactions dated as of February 29, 2012, between DealerTrack Holdings, Inc. and JPMorgan Chase Bank, National Association.

10.3	Confirmation regarding convertible bond hedge transactions dated as of February 29, 2012, between DealerTrack Holdings, Inc. and Wells Fargo Bank, National Association.

10.4	Confirmation regarding warrant transactions dated as of February 29, 2012, between DealerTrack Holdings, Inc. and Barclays Bank PLC.

10.5	Confirmation regarding warrant transactions dated as of February 29, 2012, between DealerTrack Holdings, Inc. and JPMorgan Chase Bank, National Association.

10.6	Confirmation regarding warrant transactions dated as of February 29, 2012, between DealerTrack Holdings, Inc. and Wells Fargo Bank, National Association.

7